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                                                                   EXHIBIT 10.26

                            AMENDMENT NO. 1 TO THE
                         OPTICAL SENSORS INCORPORATED
                    EXECUTIVE MANAGEMENT CHANGE-IN-CONTROL
                              SEVERANCE PAY PLAN

This Amendment No. 1 to the Optical Sensors Incorporated Executive Management Change-in-Control Severance Pay Plan is made effective as of February 16, 1999.

                                   RECITALS

WHEREAS, the Board of Directors or Optical Sensors Incorporated (the "Company") approved an amendment to the Optical Sensors Incorporated Executive Management Change-in-Control Severance Pay Plan (the "Change in Control Plan") at a meeting held on February 16, 1999; and

WHEREAS, this Amendment is entered into to give effect to such action of the Board of Directors of the Company;

NOW, THEREFORE, the Change in Control Plan is hereby amended as follows effective as February 16, 1999:

        1. Section 3.3(A)(1) of the Change in Control Plan is hereby amended in its entirety to read as follows:

        (1) (i) the Company terminates his or her employment for any reason other than his or her death or Cause, (ii) the termination occurs within the period beginning on the date of a Partial Change in Control and ending on the last day of the twelfth month that begins after the month in which the Partial Change in Control occurs or prior to a Partial Change in Control if the termination was either a condition of the Partial Change in Control or at the request or insistence of a Person related to the Partial Change in Control and (iii) the Participant provides service to the Company on a part-time basis during the sixty-day period following termination as may be reasonably requested by the Company, provided that such request does not interfere with the Participant's activities in seeking new employment or actual employment by another employer, in order to assist with the transition of the Participant's job responsibilities; or

        2. To record this Amendment to the Change in Control Plan as set forth above, the Company has caused this Amendment to be signed on its behalf by its Chief Executive Officer as of the date first set forth above.

OPTICAL SENSORS INCORPORATED


By:  /s/ Paulita M. LaPlante
   ------------------------------------------
    Paulita M. LaPlante
    President and Chief Executive Officer